UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
June 16, 2020
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Aptiv PLC
(Exact name of registrant as specified in its charter)
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Jersey	001-35346	98-1029562
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
5 Hanover Quay
Grand Canal Dock
Dublin, D02 VY79, Ireland
(Address of Principal Executive Offices, Including Zip Code)
(Registrant’s Telephone Number, Including Area Code) 353-1-259-7013
(Former Name or Former Address, if Changed Since Last Report) N/A
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Ordinary Shares. $0.01 par value per share	APTV	New York Stock Exchange
5.50% Mandatory Convertible Preferred Shares, Series A, $0.01 par value per share	APTV PRA	New York Stock Exchange
1.500% Senior Notes due 2025	APTV	New York Stock Exchange
4.250% Senior Notes due 2026	APTV	New York Stock Exchange
1.600% Senior Notes due 2028	APTV	New York Stock Exchange
4.350% Senior Notes due 2029	APTV	New York Stock Exchange
4.400% Senior Notes due 2046	APTV	New York Stock Exchange
5.400% Senior Notes due 2049	APTV	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On June 16, 2020, the Board of Directors of Aptiv PLC (the “Board”) appointed Richard L. (Rick) Clemmer to the Board, effective as of July 1, 2020. Mr. Clemmer will serve on the Finance Committee and the Innovation and Technology Committee of the Board.

Mr. Clemmer is a global technology CEO, most recently leading the turnaround of NXP Semiconductors (“NXP”) as Chief Executive Officer and President, a position he held from 2009 through May 2020. He continues to serve NXP as a Strategic Advisor. Prior to NXP, Mr. Clemmer was a senior advisor to Kohlberg Kravis Roberts & Co., a private equity firm, from 2007 to 2008. He also served as President and Chief Executive Officer of Agere Systems Inc. (“Agere Systems”), an integrated circuits components company from 2005 to 2007. Prior to joining Agere Systems, Mr. Clemmer held a number of executive leadership positions at Texas Instruments Inc. and Quantum Corporation. He holds a bachelor’s degree in business administration from Texas Tech University and a master of business administration from Southern Methodist University.

Mr. Clemmer has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.
(d)  Exhibits.

Exhibit
Number	Description

99.1	Press Release Dated June 16, 2020

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	June 16, 2020	APTIV PLC

		By:	/s/ David M. Sherbin
David M. Sherbin
Senior Vice President, General Counsel, Chief Compliance Officer and Secretary

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release Dated June 16, 2020

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

4